Net Loss Per Share	12 Months Ended
Dec. 31, 2024
Earnings Per Share [Abstract]
Net Loss Per Share
9. NET LOSS PER SHARE
The following table sets forth the computation of basic and diluted net loss per share (in thousands, except share and per share data):

	Year Ended December 31,
	2024	2023
Numerator:
Net loss	$(57,982)	$(42,823)

Denominator:
Weighted-average common shares outstanding, basic and diluted	8,490,171	1,268,512

Net loss per share, basic and diluted	$(6.83)	$(33.76)

The following outstanding shares of potentially dilutive securities were excluded from the computation of diluted net loss per share for the periods presented because including them would have been antidilutive:

	Year Ended December 31,
	2024	2023
Convertible preferred stock (as converted to common stock)	—	3,647,674
Options to purchase common stock	1,626,841	1,002,535
Unvested restricted stock units and common stock	25,612	18,968
SAFEs (as converted to common stock)	—	1,519,331

Total	1,652,453	6,188,508